                                                                    Exhibit 99.2

                                   NUCO2 INC.

                  2005 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

            1.      PURPOSE OF THE PLAN.

            This 2005  Non-Employee  Directors Stock Option Plan (the "Plan") is
intended as an incentive to enable  NuCO2 INC., a Florida  corporation  with its principal office at 2800 S.E. Market Place, Stuart, FL 34997 (the "Company"), to
attract and retain the services of experienced and highly-qualified  individuals as directors of the Company and to encourage  stock  ownership by such directors so that their  interests  are aligned with the  interests of the Company and its shareholders.  It is  intended  that  participants  in the Plan may  acquire  or increase their proprietary  interests in the Company and be encouraged to remain in  the  directorship  of the  Company.  For  purposes  of the  Plan,  a  parent corporation and a subsidiary  corporation shall be as defined in Sections 424(e)
and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

            2.      ADMINISTRATION OF THE PLAN.

            The Plan  shall be  administered  by the Board of  Directors  of the
Company (the "Board")  and/or by a duly appointed  committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such  committee has been appointed and,  unless the powers of the committee  have been  specifically  limited,  the committee shall have all of the powers of the Board granted  herein,  including, without limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any  applicable  limitations  imposed  by law.  The
Board shall have  authority to administer  the Plan subject to the provisions of the Plan but  shall  have no  authority,  discretion  or  power  to  select  the non-employee  directors of the Company who will receive  options under the Plan, to set the exercise  price of the options  granted  under the Plan, to determine the number of shares of common stock to be granted  upon  exercise of options or the time at which such options are to be granted,  to establish  the duration of option grants, or to alter other terms or conditions  specified in the Plan. All questions of interpretation of the Plan or of any options granted under the Plan
(an "Option") shall be determined by the Board, and such determinations shall be final and  binding  upon all  persons  having an interest in the Plan and/or any
Option.  Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation,  or election which is the responsibility of or which is allocated to the Company herein,  provided the officer has apparent authority with respect to such matter,  right,  obligation, or election.

            3.      ELIGIBILITY AND TYPE OF OPTION.

            Options may be granted  only to directors of the Company who, at the time of such  grant,  are not  employees  of the  Company  or of any  parent  or subsidiary  corporation  of  the  Company  ("Non-Employee  Directors").  Options
granted to Non-Employee  Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under Section  422(b) of the
Code. A person granted an Option is hereinafter referred to as an "Optionee."

            4.      SHARES SUBJECT TO OPTION.

            Subject to  adjustment  as provided in Section 8 hereof,  a total of
200,000  shares of the Company's  common stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or treasury  shares,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of
Stock that may remain unsold and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the purposes of the
Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. If an
Option expires or becomes  unexercisable  without having been exercised in full, or is forfeited,  the unpurchased shares which were subject thereto shall become available  for  future  grant or sale  under  the  Plan.  Stock  used to pay the exercise price of an Option shall not become  available for future grant or sale under the Plan.  Stock used to satisfy  tax  withholding  obligations  shall not become available for future grant to sale under the Plan.

                                        1

            5.      TIME FOR GRANTING OPTIONS.

            All Options shall be granted,  if at all,  within ten years from the
Effective Date.

            6.      TERMS, CONDITIONS AND FORM OF OPTIONS.

            Options  granted  pursuant to the Plan shall be evidenced by written agreements  specifying  the  number of shares of Stock  covered  thereby,  which written  agreement  may  incorporate  all or any of the  terms  of the  Plan  by reference  and shall  comply  with and be  subject  to the  following  terms and conditions:

            (a)     AUTOMATIC  GRANT  OF  OPTIONS.  Subject  to  execution  by a
Non-Employee  Director of an  appropriate  Option  Agreement,  Options  shall be granted automatically and without further action of the Board, as follows:

                    (i) Each  person  who is newly  elected  or  appointed  as a
Non-Employee  Director on or after the Effective Date shall be granted an Option on the day of such initial  election or appointment to purchase  Twenty Thousand
(20,000) shares of Stock (the "Initial Option").

                    (ii) On or after  the  Effective  Date,  on each  successive anniversary  of the date on which a person was first  elected or  appointed as a
Non-Employee  Director (the "Anniversary Date"), such person shall be granted an
Option on the Anniversary Date to purchase Five Thousand (5,000) shares of Stock
(the "Anniversary Option").

                    (iii)  Notwithstanding  the foregoing,  any person may elect not to  receive  an  Option  to be  granted  pursuant  to this  Section  6(a) by delivering  written  notice of such  election to the Board no later than the day prior to the date on which such Option would  otherwise be granted.  A person so declining an Option shall receive no payment or other  consideration  in lieu of such  declined  Option.  A person who has  declined  an Option  may revoke  such election by delivering  written notice of such  revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to this Section 6(a).

                    (iv)  Notwithstanding any other provision of the Plan to the contrary,  no Option shall be granted to any  individual on a day when he or she is no longer serving as a Non-Employee Director of the Company.

            (b)     OPTION EXERCISE  PRICE.  The purchase price of each share of
Stock  purchasable  under an Option  shall be the Fair Market  Value (as defined below) of such share of Stock on the date the Option is  granted.  "Fair  Market
Value" means the average of the high and low prices of publicly traded shares of
Stock,  rounded  to the  nearest  cent,  on the  principal  national  securities exchange  on which  shares of Stock are  listed  (if the  shares of Stock are so listed),  or on the Nasdaq  Stock  Market (if the shares of Stock are  regularly quoted on the Nasdaq Stock  Market),  or, if not so listed or regularly  quoted, the mean between the closing bid and asked prices of publicly  traded  shares of
Stock in the over-the-counter market, or, if such bid and asked prices shall not be  available,  as  reported  by any  nationally  recognized  quotation  service selected  by  the  Company,  or as  determined  by  the  Committee  in a  manner consistent with the provisions of the Code. Anything in this Section 6(b) to the contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.

            (c)     EXERCISE  PERIOD AND  EXERCISABILITY  OF OPTIONS.  An Option
granted pursuant to the Plan shall be exercisable for a term of ten years.

                    (i) Initial  Options  granted  pursuant to the Plan shall be exercisable as follows:  one-fourth of the aggregate shares of Stock purchasable under  an  Initial  Option  shall  be  exercisable  on the date of grant of such
Initial  Option,  an  additional  one-fourth  of the  aggregate  shares of Stock purchasable  under an Initial  Option shall be  exercisable  commencing one year after the date of grant,  an additional  one-fourth  of the aggregate  shares of
Stock  purchasable  under an Initial Option shall be exercisable  commencing two years after the date of grant,  and the  remaining  one-fourth  of the aggregate shares  of  Stock  purchasable  under an  Initial  Option  shall be  exercisable commencing three years after the date of grant.

                    (ii) Anniversary  Options granted pursuant to the Plan shall be exercisable as follows: one-half of the aggregate shares of Stock purchasable under an Anniversary  Option shall be exercisable  commencing one year after the

                                        2

date of grant of such  Anniversary  Option  and the  remaining  one-half  of the aggregate  shares of Stock  purchasable  under an  Anniversary  Option  shall be exercisable commencing two years after the date of grant.

            (d)     TERMINATION OF OPTIONS.

                    (i) In the event that an Optionee ceases to be a director of the Company  because the Optionee has become  permanently  disabled  (within the meaning of Section  22(e)(3) of the Code),  the Option  granted to such Optionee may be exercised by the Optionee,  to the extent the Option was  exercisable  on the date such Optionee ceases to be a director.  Such Option may be exercised at any time  within  two (2)  years  after  the date the  Optionee  ceases  to be a director, at which time the Option shall terminate or prior to the date on which the Option  otherwise  expires by its terms,  whichever  is  earlier;  provided, however,  if the Optionee  dies before the Options are  forfeited  and no longer exercisable, the terms and provisions of Section 6(d)(ii) shall control.

                    (ii) In the event of the death of an  Optionee,  the  Option granted  to such  Optionee  may be  exercised,  to the  extent  the  Option  was exercisable on the date of such Optionee's death, by the estate of such Optionee or by any person or persons who  acquired  the right to exercise  such Option by bequest or  inheritance  or otherwise  by reason of the death of such  Optionee.
Such Option may be  exercised at any time within two (2) years after the date of death of such Optionee,  at which time the Option shall  terminate,  or prior to the date on which the  option  otherwise  expires  by its  terms,  whichever  is earlier.

                    (iii) In the event that an Optionee  ceases to be a director of the Company on account of fraud,  dishonesty or other acts detrimental to the interests  of the Company or any direct or indirect  subsidiary  of the Company, the Option  granted to such Optionee  shall  terminate on the date such Optionee ceases to be a director of the Company.

                    (iv) In the event that an  Optionee  ceases to be a director of the  Company  for any reason  other than  permanent  disability  (within  the meaning  of  Section  22(e)(3)  of the  Code),  death or on  account  of  fraud, dishonesty  or other acts  detrimental  to the  interests  of the Company or any direct or  indirect  subsidiary  of the  Company,  the  Option  granted  to such
Optionee  may be  exercised by him or her, but only to the extent the Option was exercisable on the date such Optionee  ceases to be a director.  Such Option may be exercised at any time within one (1) year after the date such Optionee ceases to be a director of the Company,  at which time the Option shall  terminate,  or prior to the  date on which  the  option  expires  by its  terms,  whichever  is earlier.  Notwithstanding  the foregoing,  in the event that an Optionee retires after  nine (9) years of  service on the Board or after  attaining  age  seventy
(70),  such Option may be  exercised  at any time prior to the  expiration  date specified  in the Option to the extent that such Option was  exercisable  on the date such Optionee ceased to be a director of the Company.

            (e)     PAYMENT OF OPTION  EXERCISE.  Payment of the exercise  price for the number of shares of Stock being  purchased  pursuant to any Option shall be made in cash,  by check or such other  instrument as may be acceptable to the
Committee.

            (f)     CHANGE OF CONTROL.  A "Change of Control" shall be deemed to have  occurred  in the event any of the  following  occurs  with  respect to the
Company:

                    (i) a tender  offer (or series of related  offers)  shall be made and consummated for the ownership of 50% or more of the outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (ii)  the  Company  shall be  merged  or  consolidated  with another  corporation,  unless as a result of such merger or  consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time  immediately  prior to such  transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (iii) the Company shall sell substantially all of its assets to another  corporation  that is not wholly  owned by the  Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  shareholders  of the Company (as of the time  immediately  prior to such transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates; or

                                        3

                    (iv) a Person (as defined  below) shall  acquire 50% or more
of  the  outstanding   voting  securities  of  the  Company  (whether  directly,
indirectly,  beneficially or of record),  unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its subsidiaries,  and their affiliates.

            For purposes of this Section  6(f),  ownership of voting  securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act").  In addition,  for such  purposes,  "Person" shall have the meaning given in Section
3(a)(9) of the Exchange  Act, as modified  and used in Sections  13(d) and 14(d)
thereof;  however,  a Person  shall not  include  (A) the  Company or any of its subsidiaries;  (B) a trustee  or other  fiduciary  holding  securities  under an employee  benefit  plan  of the  Company  or any  of  its  subsidiaries;  (C) an underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the shareholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

            In the event of a Change of Control,  any  unexercisable or unvested portion of the outstanding  Options shall be immediately  exercisable and vested in full as of the date ten (10) days prior to the expected date of the Change of
Control.  The exercise or vesting of any Option that was  permissible  solely by reason of this Section 6(f) shall be conditioned  upon the  consummation  of the
Change of  Control.  In  addition,  the  surviving,  continuing,  successor,  or purchasing  corporation or parent corporation  thereof,  as the case may be (the
"Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding  Options or substitute  outstanding  Options for substantially equivalent options for the Acquiring  Corporation's  stock. For purposes of this
Section  6(f),  an Option shall be deemed  assumed if,  following  the Change of
Control,  the Option  confers the right to acquire in accordance  with its terms and conditions,  for each share of Stock subject to the Option immediately prior to the  Change  of  Control,  the  consideration  (whether  stock,  cash,  other securities  or property) to which a holder of a share of Stock on the  effective date of the  Change of Control  was  entitled.  Any  Options  which are  neither assumed nor substituted for by the Acquiring  Corporation in connection with the
Change of Control nor  exercised  as of the date of the Change of Control  shall terminate and cease to be outstanding  effective as of the date of the Change of
Control.

            (g)     STOCKHOLDER  APPROVAL.  Notwithstanding any provision to the contrary,  no Option  granted  pursuant  to the Plan may be  exercised  prior to obtaining shareholder approval of the Plan.

            7.      TERMINATION OR AMENDMENT OF PLAN.

            (a)     The Board may amend,  suspend, or terminate the Plan, except that no  amendment  shall be made that would  impair the rights of any  Optionee under any Option theretofore granted without the Optionee's consent,  and except that no amendment shall be made without the approval of the  shareholders of the
Company that would

                    (i)  materially  increase  the number of shares  that may be issued under the Plan, except as is provided in Section 8;

                    (ii)  materially  increase  the  benefits  accruing  to  the
Optionees under the Plan;

                    (iii)  materially  modify the requirements as to eligibility for participation in the Plan;

                    (iv)  decrease the exercise  price of an Option to less than
100% of the Fair Market  Value per share of Stock on the date of grant  thereof;
or

                    (v) extend the term of any Option  beyond that  provided for in Section 6(c).

            The Board may amend  the terms of any  Option  theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

            (b)     It is the  intention  of the  Board  that  the  Plan  comply strictly  with  the  provisions  of  Section  409A  of  the  Code  and  Treasury
Regulations and other Internal Revenue Service guidance  promulgated  thereunder
(the  "Section  409A  Rules") and the Board shall  exercise  its  discretion  in granting Options hereunder (and the terms of such Options) accordingly. The Plan and any grant of an Option  hereunder may be amended from time to time (without,

                                        4

in the case of an Option,  the consent of the  Optionee)  as may be necessary or appropriate to comply with the Section 409A Rules.

            8.      EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.

            Appropriate  adjustments  shall be made in the  number  and class of shares of Stock  subject to the Plan,  the number of shares to be granted  under the Plan and to any outstanding  Options and in the Option exercise price of any
outstanding   Options  in  the  event  of  a  stock   dividend,   stock   split,
recapitalization,  reverse stock split,  combination,  reclassification  or like change in the capital structure of the Company.

            9.      TRANSFERABILITY OF OPTIONS.

            (a)     Except as provided in Section 9(b) hereof,  an Option may be exercised  during the  lifetime  of the  Optionee  only by the  Optionee  or the
Optionee's  guardian  or  legal  representative  and  may  not  be  assigned  or transferred  in any  manner  except  by  will  or by the  laws  of  descent  and distribution;  provided,  however,  that  Options  may be  transferred  under  a qualified  domestic  relations  order (as  defined in the Code or Title I of the
Employee Retirement Income Security Act, or the rules promulgated thereunder).

           (b)      Notwithstanding  the  foregoing,  with  the  consent  of the
Board, in its sole discretion,  an Optionee may transfer all or a portion of the
Option to: (i) an Immediate Family Member (as hereinafter defined), (ii) a trust for the exclusive  benefit of the Optionee  and/or one or more Immediate  Family
Members,  (iii) a partnership in which the Optionee and/or one or more Immediate
Family Members are the only partners, or (iv) such other person or entity as the
Board may permit (individually,  a "Permitted Transferee"). For purposes of this
Section 9(b),  "Immediate  Family  Members"  shall mean the  Optionee's  spouse, former  spouse,  children or  grandchildren,  whether  natural or adopted.  As a condition to such transfer,  each Permitted Transferee to whom the Option or any interest therein is transferred  shall agree in writing (in a form  satisfactory to the  Company)  to be bound by all of the terms and  conditions  of the Option
Agreement  evidencing such Option and any additional  restrictions or conditions as the Company  may  require.  Following  the  transfer  of an Option,  the term
"Optionee" shall refer to the Permitted Transferee, except that, with respect to any provision for the Company's tax withholding  obligations,  if any, such term shall refer to the original  Optionee.  The Company  shall have no obligation to notify a Permitted  Transferee of any  termination  of the  transferred  Option, including an early  termination  pursuant to Section  6(d)  hereof.  A Permitted
Transferee  shall  be  prohibited  from  making  a  subsequent   transfer  of  a
transferred  Option  except to the  original  Optionee  or to another  Permitted
Transferee or as provided in Section 9(a) hereof.

            10.     RE-PRICING OF OPTIONS/REPLACEMENT OPTIONS.

            The Company shall not re-price any Options or issue any  replacement
Options  unless  the Option  re-pricing  or Option  replacement  shall have been approved by the holders of a majority  of the  outstanding  shares of the voting stock of the Company.

            11.     GOVERNMENT REGULATIONS.

            (a)     The Plan,  and the grant and exercise of Options  hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

            (b)     It is the  Company's  intent  that  the Plan  comply  in all respects  with Rule 16b-3 of the  Exchange Act and any  regulations  promulgated thereunder. If any provision of this Plan is later found not to be in compliance with such Rule,  the  provision  shall be deemed  null and void.  All grants and exercises of Options  under this Plan shall be executed in  accordance  with the requirements of Section 16 of the Exchange Act and any  regulations  promulgated thereunder.

            12.     GENERAL PROVISIONS.

            (a)     CERTIFICATES. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Board may deem advisable  under the rules,  regulations and
other  requirements  of  the  Securities  and  Exchange  Commission,   or  other
securities  commission  having  jurisdiction,  any  applicable  Federal or state

                                        5

securities  law, any stock exchange or interdealer  quotation  system upon which the Stock is then  listed or traded  and the Board may cause a legend or legends to be placed on any such  certificates  to make  appropriate  reference  to such restrictions.

            (b)     EMPLOYMENT  MATTERS.  The  adoption  of the Plan  shall  not confer upon any Optionee of the Company or any subsidiary any right to continued
service as a director  with the Company,  nor shall it interfere in any way with the right of the Company to terminate the service of any of its directors at any time.

            (c)     LIMITATION  OF  LIABILITY.  No member of the  Board,  or any officer or  employee  of the  Company  acting on behalf of the  Board,  shall be personally liable for any action,  determination or interpretation taken or made in good faith with  respect to the Plan,  and all  members of the Board and each and any officer or employee of the Company acting on their behalf shall,  to the extent  permitted by law, be fully  indemnified  and protected by the Company in respect of any such action, determination or interpretation.

            13.     REGISTRATION OF STOCK.

            Notwithstanding  any other  provision in the Plan,  no Option may be exercised  unless and until the Stock to be issued upon the exercise thereof has been registered  under the Securities Act and applicable  state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under  applicable  federal or state  securities laws any Stock to be issued upon the exercise of an Option  granted  hereunder in order to permit the exercise of an  Option  and the  issuance  and sale of the  Stock  subject  to such  Option, although the Company may in its sole discretion register such Stock at such time as the Company shall  determine.  If the Company  chooses to comply with such an exemption  from  registration,  the Stock  issued  under  the Plan  may,  at the direction of the Committee,  bear an appropriate  restrictive legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

            14.     EFFECTIVE DATE OF PLAN.

            The Plan shall be effective on May 18, 2005; PROVIDED, HOWEVER, that the Plan shall be approved by the shareholders not later than May 17, 2006.

                                        6